UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934 (Amendment No.____ )

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☒	Preliminary Information Statement

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☐	Definitive Information Statement

Context Capital Funds

(Name of Registrant as Specified In Its Charter)

Copies to:
Nancy O’Hara, Esq.
Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996
Tel: 215-988-2699

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325 John H. McConnell Blvd., Suite 150

Columbus, Ohio 43215

(844) 511-9653

Important Notice Regarding the Internet Availability of this Information Statement

The Information Statement is available at http://www.contextam.com/documents/FG/context-asset-site/resources/466437_informationstatement.pdf

December XX, 2015

As a shareholder of the Context Macro Opportunities Fund (the “Fund”), a series of the Context Capital Funds (the “Trust”), you are receiving this Notice regarding the internet availability of an Information Statement relating to the change of control of a subadviser of the Fund, First Principles Capital Management LLC (“FPCM” or the “Subadviser”) and the approval of a new subadvisory agreement between Context Advisers II, L.P. (“Context II” or the “Adviser”) and FPCM, effective September 15, 2015 (the “New Sub-Advisory Agreement”). This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or, upon request, by mail. We encourage you to assess and to review all of the important information contained in the Information Statement. As described below, the Information Statement is for informational purposes only. You do not need to take any action.

Summary of Information Statement

The Information Statement describes how Context II, the Fund’s investment adviser is permitted to select and recommend for consideration and approval by the Trust’s Board of Trustees, one or more subadvisers to manage the Fund’s investments. Pursuant to that authority, Context II has appointed FPCM as the subadviser of the Fund. On September 15, 2015, FPCM, entered into a transaction which caused it to become a wholly-owned subsidiary of American International Group, Inc. This change of control resulted in the automatic termination of the subadvisory agreement then in existence between Context II and FPCM. In conjunction with the transaction and change of control, Context II and FPCM entered into a new subadvisory agreement that became effective on September 15, 2015. The Information Statement provides information about the change of control transaction and the new subadvisory agreement.

Context II, pursuant to the terms of an exemptive order received from the Securities and Exchange Commisson, may enter into and materially modify existing advisory agreements between the Adviser and subadvisers and terminate and/or hire unaffiliated subadvisers without obtaining approval of the Fund’s shareholders, so long as certain conditions are satisfied. The approval of a new subadvisory agreement with FPCM does not require shareholder approval. Therefore, we are not asking you for a proxy, and you are requested not to send us a proxy.

By sending you this Notice, the Fund is notifying you that it is making the Information Statement available to you via the internet in lieu of mailing you a paper copy. You may print and view the Information Statement on the Fund’s website at http://www.contextam.com/documents/FG/context-asset-site/resources/466437_informationstatement.pdf until March 31, 2016. If you want to receive a paper copy of the Information Statement, you must request one. If you do not request a paper copy or PDF via e-mail by March 31, 2016, you will not otherwise receive a paper or e-mail copy. There is no charge for you requesting a copy. You may request a paper copy or PDF via e-mail of the Information Statement by calling the Fund at (844) 511-9653, sending an e-mail to ContextFunds@alpsinc.com, or writing the Fund c/o ALPS Fund Services, P.O. Box 1920, Denver, CO 80201. You can obtain a free copy of the annual and semi-annual reports of the Fund, when available, by contacting the Fund as indicated above.

Please note: Only one Notice is being delivered to multiple shareholders who share an address unless the Fund has received contrary instructions from one or more of the shareholders. The Fund will deliver, promptly upon request to the telephone number or e-mail address listed above, a separate copy of this Notice to a shareholder at a shared address to which a single copy of this Notice was delivered.

325 John H. McConnell Blvd., Suite 150

Columbus, Ohio 43215

(844) 511-9653

INFORMATION STATEMENT

December XX, 2015

This document is an Information Statement for the shareholders of the Context Macro Opportunities Fund (the “Fund”), a series of the Context Capital Funds (the “Trust”). The purpose of this Information Statement is to provide you with information regarding the change of control of a subadviser of the Fund, First Principles Capital Management LLC (“FPCM” or the “Subadviser”) and the approval of a new subadvisory agreement between Context Advisers II, L.P. (“Context II” or the “Adviser”) and FPCM, effective September 15, 2015 (the “New Sub-Advisory Agreement”).

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS FOR YOUR INFORMATION ONLY.

Background

Context II, located at 401 City Avenue, Suite 815, Bala Cynwyd, PA 19004, has served as the Fund’s investment adviser since commencement of the Fund’s operations on December 23, 2014 pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and Context II (the “Advisory Agreement”).

Since the commencement of investment operations, FPCM has served as the Fund’s investment subadviser pursuant to a subadvisory agreement between Context II and FPCM (the “Original Sub-Advisory Agreement”). Subject to the supervision of the Adviser and the Board of Trustees of the Trust (“Board”), FPCM is responsible for the day-to-day portfolio management of the Fund’s assets, as further described in the Fund’s prospectus. On August 26, 2015 the Board approved a revised subadvisory agreement for the Fund between Context II and FPCM (the “Amended and Restated Sub-Advisory Agreement”), which, among other immaterial changes, added breakpoints to the subadvisory fee paid by Context II to FPCM that increase incrementally as the Fund’s total assets increase up to the original flat fee rate contained in the Original Sub-Advisory Agreement.

The U.S. Securities and Exchange Commission has granted an exemptive order to the Trust that generally permits the Adviser, subject to certain conditions, including approval by the Board, to: (i) select unaffiliated subadvisers for the Fund; (ii) enter into and materially modify existing advisory agreements between the Adviser and such subadvisers; and (iii) terminate and/or hire unaffiliated subadvisers without obtaining approval of the Fund’s shareholders. One of the conditions of the exemptive order is that, within 90 days after the hiring of a new subadviser without shareholder approval, the Fund must provide an information statement to its shareholders setting forth substantially the information that would be required to be contained in a proxy statement for a meeting of shareholders to vote on the approval of a subadvisory agreement (“Information Statement”). This Information Statement is being provided to you to satisfy this condition of the exemptive relief with respect to the subadvisory agreement.

On July 28, 2015, FPCM informed Context II that it expected to enter into an arrangement (or “Transaction”) that would cause FPCM to undergo a change of control and result in the automatic termination of the Original Sub-Advisory Agreement. Pursuant to the Transaction, which was expected to occur during the third quarter of 2015, FPCM would become a wholly-owned subsidiary of American International Group, Inc. (“AIG”).

On August 26, 2015, the Board met for their quarterly Board Meeting (the “Meeting”). In addition to approving the Amended and Restated Sub-Advisory Agreement, and in anticipation of the change of control and to provide for continuity of management, the Board also unanimously approved a new subadvisory agreement that would become effective as of the change of control of FPCM (the “New Sub-Advisory Agreement”) Under the New Sub-Advisory Agreement, FPCM would continue in its capacity as subadviser for the Fund with most of the same investment management personnel and with no changes to the subadvisory fee rates payable under the Amended and Restated Sub-Advisory Agreement, the investment strategies, or the management process.

On September 15, 2015, FPCM, entered into the Transaction which caused it to undergo the change of control and resulted in the automatic termination of the Amended and Restated Sub-Advisory agreement between Context II and FPCM. By the terms of the Transaction, FPCM became a wholly-owned subsidiary of AIG. In conjunction with the Transaction and change of control, the New Sub-Advisory Agreement became effective on September 15, 2015.

Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that two conditions are satisfied. First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). The Board has not been advised by FPCM of any circumstances arising from the Transaction that might result in the imposition of an “unfair burden” on the Fund. Second, during the three-year period after the Transaction closes, at least 75% of the members of the investment company’s board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the subadviser or its predecessor. For the three years following the Transaction, it is expected that at least 75% of the members of the Board will be not be interested persons of the subadviser.

Information about Context II

Context II is the Fund’s investment adviser. Context II oversees the Fund’s investments in accordance with its investment objective, policies and limitations pursuant to the Advisory Agreement dated December 2, 2014, as initially approved by the Board, including a majority of the independent Board members, on August 11, 2014 and by the initial shareholders on December 23, 2014. Context II is permitted to select and recommend for consideration and approval by the Board, one or more subadvisers to manage the Fund’s investments. Pursuant to that authority, Context II has appointed FPCM as the subadviser of the Fund.

Context II is entitled to receive an advisory fee from the Fund of 1.74% of the average daily net assets of the Fund. Context II is contractually obligated to pay FPCM for its services as subadviser to the Fund. FPCM received no fees from Context II for the fiscal year ended December 31, 2014. The Fund pays no additional fees directly to FPCM. It is not expected that the change of control of FPCM will cause any material change to the aggregate percentage of the advisory fee retained by Context II. The Fund currently offers three classes of shares, Investor Shares, Advisory Shares and Institutional Shares. Context II has contractually agreed to waive its fee and/or reimburse Fund expenses to limit the Fund’s total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense or short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Investor Shares, Advisory Shares and Institutional Shares to 2.14%, 1.99% and 1.89%, respectively through April 30, 2016 (collectively, the “Expense Cap”). For the period from the inception date of the Fund on December 23, 2014 through December 31, 2014, the expenses of each share class exceeded the Expense Cap and Context II waived its entire advisory fee under the Advisory Agreement and reimbursed the Fund’s expenses

Set forth below is information about each general partner, limited partner, and officer of Context II, each of whom may be contacted at Context II’s principal business address: located at 401 City Avenue, Suite 815, Bala Cynwyd, PA 19004, with the exception of Context ICG Investors, LLC located at c/o ICG Advisors, LLC, 11111 Santa Monica Boulevard, Suite 2100, Los Angeles, CA 90025.

Name	Position with Adviser
Context Asset Management II GP, LLC	General Partner
Context Asset Management, L.P.	Limited Partner
Context ICG Investors, LLC	Limited Partner
Stephen Kneeley*	Chief Executive Officer
John Culbertson*	Chief Investment Officer
Andrew Wert	Senior Vice President
Derek Wood	Chief Compliance Officer

*Steve Kneeley and John Culbertson are officers of the Adviser and are Trustees of the Trust.

Information about FPCM

FPCM is a limited liability company organized under the laws of the Delaware. The principal executive offices of FPCM are located at 140 Broadway, 21st Floor, New York, New York 10005. FPCM is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

FPCM commenced operations in 2005 and provides investment advisory services for other pooled investment vehicles and separately managed accounts. As of September 30, 2015, FPCM managed approximately $7.9 billion in assets. FPCM is not an affiliated person of the Adviser.

FPCM employs an arbitrage and alternative investment strategy, investing in a wide range of debt securities and derivative instruments on behalf of the Fund. The Fund may also invest in equity securities and equity-linked derivative instruments. FPCM is responsible for the day-to-day management of all of the Fund’s assets.

Set forth below is information about each director, member, and officer of FPCM, each of whom may be contacted at FPCM’s principal business address: 140 Broadway, 21st Floor, New York, New York 10005.

Name	Position with Subdviser
Mark G. Alexandridis	Chief Investment Officer
Prasad Kadiyala	Managing Director
Hong Chen	Managing Director
Derek Peeke	Vice President
John Duff	Vice President
Saran Ananth	Associate
David Hagan	Associate
Stephen R. Miller	Chief Risk Officer, Chief Compliance Officer
Mark Lieberman	Managing Director
Laura Malvaez-Penaloza	Quantitative Analyst

FPCM is a wholly-owned subsidiary of American International Group Inc. (AIG). AIG is a multinational insurance corporation with U.S. headquarters located at 175 Water Street, New York, New York 10038.

FPCM Sub-Advisory Agreement

The New Sub-Advisory Agreement, dated September 2, 2015, became effective on September 15, 2015. The terms of the New Sub-Advisory Agreement are substantially the same as the Amended and Restated Sub-Advisory Agreement it replaced, except for the name of the agreement, the effective date and the introductory recitals concerning the change of control. The New Sub-Advisory Agreement is attached hereto as Exhibit A. The following description of the New Sub-Advisory Agreement is qualified in its entirety by reference to Exhibit A.

The New Sub-Advisory Agreement provides that FPCM is responsible for, among other things (i) providing a continuous investment program for the Fund, including investment research and discretionary management with respect to all securities and investments and cash equivalents in the Fund; (ii) making decisions with respect to all purchases and sales of securities and other related transactions for the Fund; (iii) selecting brokers and dealers through which securities transactions are to be executed; (iv) voting proxies on behalf of the Fund with respect to securities purchased and providing voting information to the Fund and its agents in relation to the Fund’s annual proxy voting report filed on Form N-PX; and (v) maintaining certain records required under the relevant provisions of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

The New Sub-Advisory Agreement provides that FPCM is not responsible for any action taken or omitted, except for liability resulting from its bad faith, willful misfeasance or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties. The New Sub-Advisory Agreement also provides for FPCM’s acknowledgement of its fiduciary duty and that under certain circumstances FPCM may be liable under the federal securities laws. The New Sub-Advisory Agreement also provides that the Adviser will indemnify and hold harmless FPCM from any losses, other than losses resulting from liability for special or consequential damages, incurred by errors in valuations provided by the Fund’s third party pricing service. The New Sub-Advisory Agreement does not include a waiver or limitation of any rights which the Adviser or the Trust may have under any federal securities laws.

For the services provided and the expenses assumed by FPCM pursuant to the New Sub-Advisory Agreement, Context II, not the Fund, will pay to FPCM a fee, computed daily and payable monthly, at an annual rate of the Fund’s average daily net assets and will provide FPCM with a schedule showing the manner in which the fee was computed. The fee shall be accrued daily and payable monthly to FPCM on or before the last business day of the next succeeding calendar month. For those periods in which Context II has agreed to waive all or a portion of its management fee, it may ask FPCM to waive the same proportion of its fees, but FPCM is under no obligation to do so.

The New Sub-Advisory Agreement may continue in effect for an initial term of two years. Thereafter, the New Sub-Advisory Agreement will continue in effect only if approved annually by the Board or by vote of a majority of the outstanding voting shares of the Fund, and also, in either event, if approved by a majority of the Board who are not parties to the New Sub-Advisory Agreement or interested persons of any such party (the “Independent Trustees”). The New Sub-Advisory Agreement is terminable at any time without penalty: (1) by the Board or by a majority vote of the Fund’s shareholders on 30 days’ written notice to FPCM; (2) by FPCM or the Adviser on 120 days’ notice; or (3) by the Adviser immediately upon material breach by FPCM of any of the representations or warranties in the agreement or if in the reasonable judgment of the Adviser, FPCM is unable to discharge its duties and obligations under the agreement. Pursuant to the Investment Company Act, the New Sub-Advisory Agreement terminates automatically in the event of its assignment or upon termination of the Fund’s Advisory Agreement with the Adviser.

Board Considerations

The Board, including the Independent Trustees, approved FPCM’s New Sub-Advisory Agreement with respect to the Fund and the Adviser at an in-person meeting of the Board held on August 26, 2015. In preparation for its deliberations, the Board had requested and reviewed written responses from the Adviser and FPCM to questionnaires circulated on their behalf. The Board had also discussed the materials with Independent Trustee counsel and, as necessary, with the Fund’s prior administrator, Atlantic Fund Services. During its deliberations, the Board received oral presentations from the Adviser and FPCM, and was assisted by the advice of Independent Trustee counsel.

In evaluating the New Sub-Advisory Agreement, the Board reviewed written materials furnished by the Adviser and FPCM, including information regarding FPCM’s personnel, operations and financial condition. At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by FPCM; (2) the costs of the services provided and profitability considerations; (3) the subadvisory fee, advisory fee and total expense ratio of the Fund; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee enables the Fund’s investors to share in the benefits of economies of scale; and (5) other benefits received by FPCM, if any, from its relationship with the Fund.

Nature, Extent and Quality of Services

The Board received a presentation from senior representatives of the Adviser and FPCM and discussed FPCM’s personnel, operations and financial condition. Specifically, the Board considered the adequacy of FPCM’s resources and the quality of services to be provided by FPCM under the New Sub-Advisory Agreement. The Board reviewed information regarding the experience, qualifications and professional background of the personnel at FPCM who would have responsibility managing the Fund. The Board considered the investment philosophy and decision-making process of those professionals and the capability and reputation of FPCM’s senior management and staff. The Board also evaluated the quality of FPCM’s services with respect to regulatory compliance. . The Board noted FPCM’s representation that it is financially stable and able to provide investment advisory services to the Fund. The Board concluded that, overall, it was satisfied with the nature, extent, and quality of services to be provided to the Fund by FPCM under the New Sub-Advisory Agreement.

Costs of Services and Profitability

The Board considered that FPCM believed that although its revenue from providing subadvisory services to the Fund could be projected at various asset levels, the exact types and costs of additional resources and expenses could not be projected at the time of the Board meeting. Accordingly, FPCM believed that it was premature to attempt to quantify the profitability of its subadvisory services. The Board noted that the Adviser, and not the Fund, was responsible for paying the subadvisory fees due under the New Sub-Advisory Agreement. The Board concluded that FPCM’s projected profitability was not a material factor in determining whether or not to approve the New Sub-Advisory Agreement.

Compensation

The Board reviewed FPCM’s proposed compensation for providing subadvisory services to the Fund and noted that the addition of FPCM would not change the total advisory fee paid by the Fund to the Adviser because the subadvisory fees are paid by the Adviser and not the Fund.

The Board considered the comparison of the Fund’s total management fees, both before and after waivers to fees paid by other similarly managed mutual funds. The Board further noted that the Adviser had entered into an agreement to waive its advisory fees at certain breakpoints.

Based on the Board’s deliberations and evaluation of the information provided, the Board concluded that the proposed subadvisory fee rate to be paid to FPCM was fair and reasonable.

Economies of Scale

The Board considered whether the Fund would benefit from any economies of scale with respect to the New Sub-Advisory Agreement. The Board determined that because the Adviser, and not the Fund, pays the subadvisory fee, shareholders would not benefit from any economies of scale in the form of breakpoints in the subadvisory fee rate. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the New Sub-Advisory Agreement.

Other Benefits

The Board noted FPCM’s representation that it would not receive significant ancillary benefits as a result of its relationship with the Fund. As a result, the Board concluded that other benefits accrued by FPCM were not a material factor in approving the New Sub-Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors; however, the Board gave significant weight to the Adviser’s recommendation that FPCM be appointed as the Subadviser to the Fund and to the Adviser’s representation that the appointment of FPCM would positively contribute to the Adviser’s successful execution of the overall strategy of the Fund. The Board reviewed a memorandum from Trust counsel discussing the legal standards applicable to its consideration of the New Sub-Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the New Sub-Advisory Agreement, was in the best interests of the Fund and its future shareholders.

Fund Ownership Information

As of the Record Date, there were 6,038,186.63 shares outstanding of the Fund’s Institutional Shares. No shares of the Fund’s Advisory or Investor Shares had been issued as of the Record Date. As of the Record Date, to the best of the Trust’s knowledge, the Board and officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of the Fund. The following tables set forth, to the best of the Trust’s knowledge, the name and address, number and percentage of shares of persons that owned beneficially, more than 5% of the outstanding shares of the Fund as of the Record Date.

Institutional Shares

Name and Address of Beneficial Owner	Number of Shares	Percentage of Class
Context II 401 East City Avenue, Suit 800 Bala Cynwyd, PA 19004-1130	5,010,020.04	82.97%
Hawk River Holdings One, Inc. P.O. Box 6924 Newark, DE 19714-6924	1,000,000.00	16.56%

Additional Information

The Fund’s most recent semi-annual report dated June 30, 2015, and its December 31, 2014 annual report will be furnished to shareholders free of charge by calling (844) 511-9653, writing to the Fund, c/o ALPS Fund Services, Inc., P.O. Box 1920, Denver, CO 80201, or e-mailing the Fund at ContextFunds@alpsinc.com. Copies of the Fund’s current prospectus and statement of additional information can be viewed online or downloaded from the Fund’s website at www.contextam.com. Shareholders may request a copy of this Information Statement by writing to the Fund at the address above, calling the telephone number above or e-mailing the Fund at the e-mail address above.

The Trust does not hold regularly scheduled meetings of shareholders of the Fund. Shareholders of at least 10% of the outstanding shares entitled to vote may request a special meeting of the shareholders. Any shareholder proposal and request for a shareholder meeting must be presented to the Trust within a reasonable time before proxy materials for such meeting are sent to shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a requested shareholder meeting should send their written request for a special meeting and proposals to Secretary, Context Capital Funds, Beacon Hill Fund Services, Inc., 325 John H. McConnell Blvd., Suite 150, Columbus, Ohio 43215.

Other Service Providers

Foreside Fund Services, LLC, located at Three Canal Plaza, Suite 300, Portland, Maine 04101, is the Fund’s principal underwriter. Atlantic Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101 was the Fund’s administrator at the time of the Transaction and the approval of the New Sub-Advisory Agreement. The Fund’s current administrator is ALPS Fund Services, Inc., 1290 Broadway, #1100, Denver, CO 80203.

Exhibit A

SUB-ADVISORY AGREEMENT

This Sub-Advisory Agreement (the “Agreement”) between Context Advisers II, L.P. (“Context Advisers”), a Delaware Limited Partnership, and First Principles Capital Management, LLC (“Sub- Adviser”), a Delaware Limited Liability Company, is executed as of September 3, 2015.

RECITALS

(1)        Context Advisers has entered into a Management Agreement dated as of January 21, 2014 (“Management Agreement”), with Context Capital Funds (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), with respect to Context Macro Opportunities Fund (the “Fund”); and

(2)        Context Advisers is authorized to retain one or more sub-advisers to furnish certain investment advisory services to Context Advisers and the Fund; and

(3)        Context Advisers desires to retain the Sub-Adviser to furnish certain investment advisory services to the Fund; and

(4)        The Sub-Adviser is willing to furnish such services; and

(5)        Sub-Adviser and Context Advisers previously entered into that Sub-Advisory Agreement dated November 25, 2014 (the “Original Agreement”), as superceded by an Amended and Restated Subadvisory Agreement dated as of August 26, 2015 (the “ Prior Amended and Restated Subadvisory Agreement”),with respect to such services; and

(6)        Sub-Adviser was acquired by AIG International Group, Inc., which resulted in a change of control of FPCM and assignment of the Prior Amended and Restated Subadvisory Agreement under the 1940 Act as of the completion of the purchase of all of the outstanding interests of the Sub-Adviser by AIG Capital Corporation (the “Closing Date”).

(7)        This Agreement is being entered into the replace the Prior Amended and Restated Sub-Advisory Agreement dated August 26, 2015 that will automatically terminate due to its assignment at the Closing Date . The Prior Amended and Restated Subadvisory Agreement is superceded by this Agreement as of the Closing Date, and shall be of no effect. ..

Now therefore, in consideration of the premises and mutual covenants herein contained, Context Advisers and the Sub-Adviser agree as follows:

1.         Appointment. Context Advisers hereby appoints the Sub-Adviser as an investment sub-adviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided. This Agreement shall become effective on the Closing Date. .

2.         Duties as Sub-Adviser.

(a)        Subject to the supervision and direction of the Trust’s Board of Trustees (the “Board”) and review by Context Advisers, and any written guidelines adopted by the Board or Context Advisers, the Sub-Adviser will provide a continuous investment program for the Fund, including investment research and discretionary management with respect to all securities and investments and cash equivalents in the Fund. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Fund. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions for the Fund. The Sub-Adviser understands that the Fund’s assets need to be managed so as to permit the Fund to qualify or to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended (“Code”). The Sub-Adviser will provide services under this Agreement in accordance with the Fund’s investment objective, policies and restrictions as stated in the Trust’s currently effective registration statement under the 1940 Act, and any amendments or supplements thereto (“Registration Statement”). The Sub-Adviser, on each business day, shall provide Context Advisers and the Trust’s custodian such information as Context Advisers and the Trust’s custodian may reasonably request relating to all transactions concerning the Fund.

Context Advisers hereby designates and appoints the Sub-Adviser as its and the Fund’s limited purpose agent and attorney-in-fact, without further prior approval of Context Advisers (except as expressly provided for herein or as may be required by law) to make and execute, in the name and on behalf of the Fund, all agreements, instruments and other documents and to take all such other action which the Sub-Adviser considers necessary or advisable to carry out its duties hereunder. By way of example and not by way of limitation, in connection with any purchase for the Fund of securities or instruments that are not registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), the Sub-Adviser shall have the full power and authority, among other things, to: (i) commit to purchase such securities for the Fund on the terms and conditions under which such securities are offered; (ii) represent that the Fund is an “accredited investor” as defined in Rule 501 (a) of Regulation D under the Securities Act; and (iii) commit that such securities will not be offered or sold by the Fund except in compliance with the registration requirements of the Securities Act or an exemption therefrom. This power-of-attorney is a continuing power-of-attorney and shall remain in full force and effect until revoked by Context Advisers or the Trust in writing, but any such revocation shall not affect any transaction initiated prior to receipt by the Sub-Adviser of such notice hereunder, and Context Advisers represents that such powers of the Sub-Adviser are and will be authorized under the Trust’s Declaration of Trust and that the Declaration of Trust does not prohibit the Sub-Adviser from exercising such powers.

When investing in non-US securities, the Sub-Adviser is responsible for identifying and complying with all applicable laws and regulations of the jurisdiction in which the security is traded. The Sub-Adviser shall use the degree of care, diligence and skill that a reasonably prudent investment manager would exercise under the circumstances not to establish or add to existing positions in securities that are subject to any applicable foreign ownership limits or levels (“FOL”) at a time when it is reasonably foreseeable that such purchases will have to be sold due to FOL limits or levels.

(b)        The Sub-Adviser agrees that it will not consult with any other sub-adviser (“Other Sub-Adviser”) for the Trust or Fund concerning any transaction by the Fund in securities or other assets, including (i) the purchase by the Fund of a security issued by the Other Sub-Adviser, or an affiliate of the Other Sub-Adviser, to the Trust or Fund except as permitted by the 1940 Act or (ii) transactions by the Fund in any security for which the Other Sub-Adviser, or its affiliate, is the principal underwriter.

(c)        Context Advisers and the Sub-Adviser acknowledge and agree that the investment guidelines described in Fund’s prospectus, as may be amended from time to time (the “Investment Guidelines”) shall be undertaken by the Sub-Adviser hereunder, in connection with the discharge of its duties and responsibilities hereunder. The Investment Guidelines are hereby incorporated by this reference as an integral part of this Agreement. The Sub-Adviser is not responsible for any investment activities of the Fund other than within the Fund.

Unless otherwise instructed by Context Advisers or the Trust, the Sub-Adviser agrees that it will be responsible for voting proxies of issuers of securities held by the Fund or Fund. The Sub-Adviser further agrees that it will adopt written proxy voting procedures that shall comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (“Advisers Act”) (“Proxy Voting Policy”), and that shall be acceptable to the Board. The Sub-Adviser shall also provide its Proxy Voting Policy, and if requested by Context

Advisers a summary of such Proxy Voting Policy for inclusion in the Trust’s registration statement, and will provide Context Advisers with any material amendment to the Proxy Voting Policy within a reasonable time after such amendment has taken effect. The Sub-Adviser further agrees that it will provide the Board on or before August 1st of each year, or more frequently as the Board may reasonably request, with a written report of the proxies voted during the most recent 12-month period ending June 30, or such other period as the Board may designate, in a format that shall comply with the 1940 Act and that shall be acceptable to the Board.

(d)        The Sub-Adviser agrees that upon the request of Context Advisers or the Board, Sub-Adviser shall exercise the rights incident to the securities held by the Fund in the context of a bankruptcy or other reorganization.  The Sub-Adviser further agrees that it will keep Context Advisers fully informed about any such actions that it intends to take.

(e)        Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and applicable regulations and interpretations, the Sub-Adviser may allocate brokerage on behalf of the Fund to a broker-dealer who provides research services. The Sub-Adviser agrees that it will place orders with brokers in accordance with best execution policies, taking into account best price as an important factor in this decision, provided that, the Sub-Adviser may with the written consent of Context Advisers (where such consent may be in the form of electronic mail), use brokers that provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Fund, and the Sub-Adviser may obligate the Fund to pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser’s determination in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance will portfolio securities be purchased from or sold to Context Advisers or the Sub-Adviser, the Trust’s principal underwriter, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder.

The Sub-Adviser may aggregate sales and purchase orders with respect to the assets of the Fund with similar orders being made simultaneously for other accounts advised by the Sub-Adviser or its affiliates. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account. Context Advisers recognizes that in some cases this procedure may adversely affect the results obtained for the Fund. Notwithstanding the foregoing, Context Advisers acknowledges and agrees that certain best execution practices described in this Section 2. (e) may not apply to normal trading operations in the fixed income securities market .

Subject to the Sub-Adviser’s obligations, as applicable, to seek best execution, Context Advisers agrees that the Sub-Adviser may place transactions on behalf of the Fund and the Trust with any broker-dealer deemed to be an affiliate (including affiliated FCMs) of the Sub-Adviser (the “Affiliated Broker-Dealers”) so long as such transactions are effected in conformity with the requirements (including any applicable exemptions and administrative interpretations set forth in Part II of the Sub-Adviser’s Form ADV Registration Statement on file with the Securities and Exchange Commission (“Form ADV”)) of Section 11(a)(1)(H) of the 1934 Act, and in compliance with Rules 17e-1 or 10f-3 under the 1940 Act or other applicable rules and the Trust’s policies and procedures thereunder. In all such dealings, the Affiliated Broker-Dealers shall be authorized and entitled to retain any commissions, remuneration or profits which may be made in such transactions and shall not be liable to account for the same to Context Advisers, the Fund or the Trust. In the event Sub-Adviser becomes affiliated (as deemed under the federal securities laws) with a broker-dealer during the term of this Agreement, Sub-Adviser shall obtain the approval of the Trust’s Board of Trustees prior to commencement of transactions with such broker-dealer on behalf of the Fund or the Trust.

Context Advisers further authorizes the Sub-Adviser and its Affiliated Broker-Dealers to execute agency cross transactions (the “Cross Transactions”) on behalf of the Fund and the Trust, subject to the written consent of Context Advisers; provided, however, that such written consent may be in the form of electronic mail. Cross

Transactions are transactions which may be effected by the Affiliated Broker-Dealers acting for both the Fund or the Trust and the counterparty to the transaction. Cross Transactions enable the Sub-Adviser to purchase or sell a block of securities for the Fund or the Trust at a set price and possibly avoid an unfavorable price movement that may be created through entrance into the market with such purchase or sale order. As such, the Sub-Adviser believes that Cross Transactions can provide meaningful benefits for the Fund and the Trust and its clients generally. Context Advisers, the Fund and the Trust should be aware, however, that in a Cross Transaction an Affiliated Broker-Dealer will be receiving commissions from both sides of the trade and, therefore, there is a potentially conflicting division of loyalties and responsibilities. Sub-Adviser shall effect such Cross Transactions in compliance with Rule 206(3)-2 under the Advisers Act, Rule 17a-7 under the 1940 Act, and any other applicable provisions of the federal securities laws and shall provide Context Advisers with periodic reports describing such agency cross transactions. Context Advisers understands that the authority of the Sub-Adviser to execute agency Cross Transactions for the Fund is terminable at will without penalty, effective upon receipt by the Sub-Adviser of written notice from Context Advisers, and that the failure to terminate such authorization will result in its continuation.

(f)         The Sub-Adviser shall maintain separate detailed records of all matters pertaining to the Fund, including, without limitation, brokerage and other records of all securities transactions. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act that are prepared or maintained by the Sub-Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust upon request. The Sub-Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act, and will furnish the Board and Context Advisers with such periodic and special reports as the Board or Context Advisers may request.

The Sub-Adviser shall cooperate with the Fund’s independent public accountants and shall take reasonable action to make all necessary records and information available to the accountants for the performance of the accountant’s duties.

(g)        At such times as shall be reasonably requested by the Board or Context Advisers, the Sub-Adviser will provide the Board and Context Advisers with economic and investment analyses and reports as well as quarterly reports setting forth the performance of the Fund and make available to the Board and Context Advisers any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

(h)        In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser is responsible for assisting the Board and Context Advisers in the fair valuation of all portfolio securities in the Fund and will use its reasonable efforts to arrange for the provision of a price or prices from one or more parties independent of the Sub-Adviser for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.

The Sub-Adviser also will provide such information or perform such additional acts as are customarily performed by a Sub-Adviser and may be required for the Trust or Context Advisers to comply with their respective obligations under applicable federal securities laws, including, without limitation, the 1940 Act, the Advisers Act, the 1934 Act, the Securities Act, and any rule or regulation thereunder.

3.         Further Duties. In all matters relating to the performance of this Agreement, the Sub-Adviser will report to Context Advisers and Board all matters related to the Sub-Adviser that are material, seek to act in conformity with the Trust’s Trust Instrument, By-Laws and Registration Statement, Context Advisers’s policies and procedures with respect to the Fund, the Trust’s policies and procedures for compliance by the Trust with the Federal Securities Laws (as that term is defined in Rule 38a-1 under the 1940 Act) provided to the Sub-Adviser (together, the “Compliance Procedures”) and with the written instructions and written directions of the Board and Context Advisers, and will comply with the requirements of the 1940 Act, and the Advisers Act, and the rules under each, the Code, and all other federal and state laws and regulations applicable to the Trust and the Fund.

Context Advisers agrees to provide to the Sub-Adviser copies of the Compliance Procedures, written instructions and directions of the Board and Context Advisers, and any amendments or supplements to any of these materials as soon as practicable after such materials become available. Context Advisers further agrees to identify to the Sub-Adviser in writing any broker-dealers that are affiliated with Context Advisers.

In order to assist Context Advisers, Context Adviser’s CCO (“Adviser CCO”) and the Trust to satisfy the requirements contained in Rule 38a-1 under the 1940 Act, the Sub-Adviser shall provide to the Adviser CCO: (i) direct access to the Sub-Adviser’s chief compliance officer and/or other senior compliance personnel, as reasonably requested by the Adviser CCO; (ii) quarterly reports confirming that the Sub-Adviser has complied with the Compliance Procedures in managing the Fund; and (iii) quarterly certifications that there were no Material Compliance Matters (as that term is defined by Rule 38a-1(e)(2)) that arose under the Compliance Procedures that related to the Sub-Adviser’s management of the Fund.

The Sub-Adviser shall promptly provide the Adviser CCO with copies of: (i) the Sub-Adviser’s policies and procedures for compliance by the Sub-Adviser with the Federal Securities Laws (together, the “Sub-Adviser Compliance Procedures”), and (ii) any material changes to the Sub-Adviser Compliance Procedures. The Sub-Adviser shall cooperate fully with the Adviser CCO so as to facilitate the Adviser CCO’s performance of the Adviser CCO’s responsibilities under Rule 38a-1 to review, evaluate and report to the Trust’s Chief Compliance Officer and Board on the operation of the Sub-Adviser Compliance Procedures, and shall promptly report to the Adviser CCO any Material Compliance Matter arising under the Sub-Adviser Compliance Procedures involving the Fund. The Sub-Adviser shall provide to the Adviser CCO: (i) quarterly reports confirming the Sub-Adviser’s compliance with the Sub-Adviser Compliance Procedures in managing the Fund, and (ii) certifications that there were no Material Compliance Matters involving the Sub-Adviser that arose under the Sub-Adviser Compliance Procedures that affected the Fund. At least annually, the Sub-Adviser shall provide a certification to the Adviser CCO to the effect that the Sub-Adviser has in place and has implemented policies and procedures that are reasonably designed to ensure compliance by the Sub-Adviser with any applicable Federal Securities Laws, subject to such interpretations as may be contained in the Compliance Procedures.

The Sub-Adviser will promptly provide Context Advisers with information (including information that is required to be disclosed in the Trust’s registration statement) with respect to the portfolio managers responsible for the Fund and any changes in the portfolio managers responsible for the Fund.

The Sub-Adviser will promptly notify Context Advisers of any pending investigation, material litigation, administrative proceeding or any other significant regulatory inquiry.

The Sub-Adviser will cooperate promptly and fully with Context Advisers and/or the Trust in responding to any regulatory or compliance examinations or inspections (including information requests) relating to the Trust, the Fund or Context Advisers brought by any governmental or regulatory authorities having appropriate jurisdiction (including, but not limited to, the Securities and Exchange Commission (“SEC”)).

4.         Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement. The Sub-Adviser shall not be responsible for any expenses incurred by the Trust, the Fund or Context Advisers, except as otherwise specifically provided herein.

Upon request by Context Advisers, Sub-Adviser agrees to reimburse Context Advisers or the Trust for costs associated with generating and distributing any Registration Statement (as defined herein) for when the Sub-Adviser is given a copy of a draft of such Registration Statement and fails to promptly disclose to Context Advisers facts then known to the Sub-Adviser or its personnel that would require disclosure (or amendments to disclosure) in the Fund’s Registration Statement in time for such disclosure or amendments to disclosure to be included in such Registration Statement. The Sub-Adviser shall bear all reasonable expenses of the Trust, if any, arising out of an assignment or change in control of the Sub-Adviser.

5.         Compensation.

(a)        For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, Context Advisers, not the Fund, will pay to the Sub-Adviser a fee, computed daily and payable monthly, at an annual rate of the Fund’s average daily net assets (computed in the manner specified in the Management Agreement) as listed in Annex A hereto, and will provide the Sub-Adviser with a schedule showing the manner in which the fee was computed.

(b)        The fee shall be accrued daily and payable monthly to the Sub-Adviser on or before the last business day of the next succeeding calendar month.

(c)        For those periods in which Context Advisers has agreed to waive all or a portion of its management fee, Context Advisers may ask the Sub-Adviser to waive the same proportion of its fees, but the Sub-Adviser is under no obligation to do so.

(d)        If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion which such period bears to the full month in that such effectiveness or termination occurs.

6. Limitation of Liability. and Indemnification

(a)        The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Trust or its shareholders or by Context Advisers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. The Sub-Adviser acknowledges that the federal securities laws impose liabilities under certain circumstances on persons who have a fiduciary duty toward their clients and, therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which Context Advisers or the Trust may have under any federal securities laws. Context Advisers shall indemnify and hold harmless the Sub-Adviser against any losses actually incurred by the Sub-Adviser and caused solely by errors in the valuations produced, or provided, by SS&C GlobeOp, including any losses resulting from collateral amounts requested or wire instructions made in good faith based on such erroneous valuations; provided, however, that Context Advisers shall not indemnify the Sub-Adviser for any losses resulting from liability for special or consequential damages.”

(b)        In no event will the Sub-Adviser have any responsibility for any other portfolio of the Trust or for the acts or omissions of any Other Sub-Adviser to the Trust or Fund. In particular, the Sub-Adviser shall have no responsibility for the Fund’s being in violation of any applicable law or regulation or investment policy or restriction applicable to the Fund as a whole or for the Fund’s failing to qualify as a regulated investment company under the Code unless such violation was due to the Sub-Advisers failure to comply with written guidelines adopted by the Board or Context Advisers and provided to the Sub-Adviser.

(c)        The Trustees of the Trust and the shareholders of the Fund shall not be personally liable for any obligations of the Trust or of the Fund under this Agreement, and the Sub-Adviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Sub-Adviser’s rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Fund.

(d)        The parties hereto acknowledge and agree that the Trust is a third-party beneficiary as to the covenants, obligations, representations and warranties undertaken by the Sub-Adviser under this Agreement and as to the rights and privileges to which Context Advisers is entitled pursuant to this Agreement, and that the Trust is entitled to all of the rights and privileges associated with such third-party-beneficiary status.

(e)        Context Advisers, not the Fund, shall indemnify and hold harmless the Sub-Adviser against any losses actually incurred by the Sub-Adviser and caused solely by errors in the valuations produced, or provided, by SS&C GlobeOp and any successor and assigns , including any losses resulting from collateral amounts requested or wire instructions made in good faith based on such erroneous valuations; provided, however, that nothing herein shall make Context Advisers responsible to Sub-Advisor for any indirect, special, or consequential damages.

Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

7.         Representations of Sub-Adviser. The Sub-Adviser represents, warrants and agrees as follows:

(a)        The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify Context Advisers of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)        The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act and will provide Context Advisers and the Board with a copy of such code of ethics, together with evidence of its adoption. Within fifteen days of the end of the last calendar quarter of each year that this Agreement is in effect, a duly authorized officer of the Sub-Adviser shall certify to Context Advisers that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of Context Advisers, the Sub-Adviser shall permit Context Advisers, its employees or its agents to examine the reports required to be made by the Sub-Adviser pursuant to Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser’s code of ethics.

(c)        The Sub-Adviser has provided Context Advisers with a copy of its Form ADV, as most recently filed with the SEC, and promptly will furnish a copy of all amendments to Context Advisers at least annually.

(d)        The Sub-Adviser will notify Context Advisers of any change of control of the Sub-Adviser, including any change of its general partners or 25% shareholders or 25% limited partners, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Sub-Adviser, in each case prior to or as soon after such change as possible.

(e)        The Sub-Adviser agrees that neither it nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, Context Advisers or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of Context Advisers.

(f)         The Sub-Adviser hereby represents that it has implemented policies and procedures that will prevent the disclosure by it, its employees or its agents of the Trust’s portfolio holdings to any person or entity other than Context Advisers, the Trust’s custodian, or other persons expressly designated by Context Advisers. The Sub-Adviser further represents that it implemented policies and procedures to prevent it, its employees and agents from trading on the basis of any material non-public information provided by Context Advisers, the Trust, their affiliates or agents.

(g)        the Sub-Adviser hereby represents, warrants and agrees that: (1) it is registered with the Commodity Futures Trading Commission (the “CFTC”) as a commodity trading advisor and is a member of the National

Futures Association (the “NFA”) if required in light of the nature of its activities, and will continue to be so registered, if required, for so long as this Agreement remains in effect; (2) it will comply with the Commodity Exchange Act (the “CEA”) and the rules of the CFTC and the NFA to the extent applicable; and (3) it will provide all information reasonably required by Context Advisers to fulfill any disclosure and reporting obligations of Context Advisers with respect to the Fund under the CEA and the rules of the CFTC and the NFA.

8.         Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed exclusive, and except as the Sub-Adviser may otherwise agree in writing, the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Sub-Adviser, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

9.         Duration and Termination.

(a)        This Agreement shall become effective on the Closing Date , provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund’s outstanding voting securities, unless Context Advisers has authority to enter into this Agreement pursuant to exemptive relief from the SEC without a vote of the Fund’s outstanding voting securities.

(b)        Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund.

(c)        Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on 30 days written notice to the Sub-Adviser. This Agreement may also be terminated, without the payment of any penalty, by Context Advisers; (i) upon 120 days written notice to the Sub-Adviser; (ii) upon material breach by the Sub-Adviser of any of the representations, warranties and agreements set forth in Paragraph 7 of this Agreement; or (iii) immediately if, in the reasonable judgment of Context Advisers, the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as financial insolvency of the Sub- Adviser or other circumstances that could adversely affect the Fund. The Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, on 120 days written notice to Context Advisers. This Agreement will terminate automatically in the event of its assignment or upon termination of the Investment Advisory Agreement, as it relates to this Fund.

10.       Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. To the extent required by applicable law, no amendment of this Agreement shall be effective until approved (i) by a vote of a majority of the Independent Trustees, and (ii) if the terms of this Agreement shall have changed, by a vote of a majority of the Fund’s outstanding voting securities (except in the case of (ii), pursuant to the terms and conditions of the SEC order permitting it to modify the Agreement without such vote).

11.       Governing Law. This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

12.       Confidentiality. The Sub-Adviser will treat as proprietary and confidential any information obtained in connection with its duties hereunder, including all records and information pertaining to the Fund and its prior, present or potential shareholders. The Sub-Adviser will not use such information for any purpose other than the performance of its responsibilities and duties hereunder. Such information may not be disclosed except after prior notification to and approval in writing by the Fund or if such disclosure is expressly required or requested by applicable federal or state or other regulatory authorities.

13.       Use of Name.

(a)        It is understood that the name Context Advisers or any derivative thereof or logo associated with that name, is the valuable property of Context Advisers and/or its affiliates, and that Sub-Adviser has the right to use such name (or derivative or logo) only with the approval of Context Advisers and only so long as Context Advisers is Manager to the Trust and/or the Fund.

(b)        It is understood that the name First Principles Capital Management, LLC or any derivative thereof or logo associated with that name, is the valuable property of the Sub-Adviser and its affiliates and that the Trust and/or the Fund have the right to use such names (or derivative or logo) in offering materials of the Trust solely with the prior written approval of the Sub-Adviser and for so long as the Sub-Adviser is a Sub-Adviser to the Fund. Upon termination of this Agreement, the Trust shall forthwith cease to use such names (or derivatives or logo).

14.       Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms majority of the outstanding voting securities, affiliated person, interested person, assignment, broker, investment adviser, net assets, sale, sell and security shall have the same meanings as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

15.       Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser or Context Advisers upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested or by facsimile machine or a similar means of same delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Context Advisers will be sent to the attention of: Andrew Wert, 401 City Avenue Suite 800, Bala Cynwyd, PA 19004 (awert@contextca.com; 610-500-5225). All notices provided to the Sub-Adviser will be sent to the attention of: Robert R. Lewis, First Principles Capital Management, LLC, 140 Broadway, 21st Floor, New York, NY 10005 (rlewis@fpcmllc.com; 212-380-2299).

In witness whereof, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

Context Advisers II, L.P.

401 City Avenue Suite 800

Bala Cynwyd, PA 19004

Attest:
By:	/s/ John M. Culbertson	By:	/s/ Andrew Wert
Name: John M. Culbertson		Name: Andrew Wert
Title: CIO		Title: Senior Vice President

First Principles Capital Management, LLC
140 Broadway
21st Floor
New York, NY 10005

Attest:
By:	/s/ Michael Baek	By:	/s/ Robert Lewis
Name: Michael Baek		Name: Robert Lewis
Title: Managing Director		Title: Managing Director

ANNEX A

Series: Context Macro Opportunities Fund

Fees shall be calculated based upon the total AUM, as follows:

Fees calculated as a percentage of the Fund’s average daily net assets, paid monthly.